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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ____________

                                    FORM 8-K
                                  ____________


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):   September 30, 2005





                         DIGITAL IMAGING RESOURCES INC.
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             (Exact name of registrant as specified in its chapter)



 DELAWARE                            0-10176                      22-2306487
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(State of                         (Commission                 (I.R.S. Employer
organization)                     File Number)               Identification No.)



  355 Madison Avenue, Morristown, NJ                               07960
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:        (973) 538-4177
                                                   -----------------------------





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On September 30, 2005, Digital Imaging Resources Inc.'s ("Company") wholly owned subsidiary, SwingStation Inc. entered into a Memorandum of Agreement with US Pro Golf Tour Inc. (USPGT), a wholly owned subsidiary of Greens Worldwide Incorporated (GRWW). Per the terms of the Agreement, SwingStation shall be designated as Pro Am Title Sponsor for the USPGT Tour Championship Bear's Best Celebrity Pro Am November 10, 2005 at Bear's Best in Atlanta, Georgia. The Company shall issue 500,000 shares of the Company's restricted common stock, par value $0.001 while SwingStation Inc. shall receive benefits under the sponsorship as listed in the attached exhibit 10.1. USPGT agreed to purchase a minimum of two SwingStation units to utilize at US Pro Golf Tour events and was granted an option to purchase a third unit.



ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

            On September 30, 2005, the Company entered into a Memorandum of Agreement attached as Exhibit 10.1.






                                    EXHIBITS
Exhibit
Number      Description
------      -----------
10.1        Agreement






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 DIGITAL IMAGING RESOURCES INC.



Date:       October 5, 2005                      /s/ Theodore M. Swartwood
                                                 ------------------------------
                                                 President